Exhibit 99.2

Corporate Overview November 2021

Forward - Looking Statements 2 © 2020 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners. THE STATEMENTS IN THIS PRESENTATION MAY INCLUDE FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, AMONG OTHER THINGS RELATE TO THE FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE OF ZYNERBA PHARMACEUTICALS, INC. WE MAY, IN SOME CASES, USE TERMS SUCH AS “PREDICTS,” “BELIEVES,” “POTENTIAL,” “PROPOSED,” “CONTINUE,” “ESTIMATES,” “ANTICIPATES,” “EXPECTS,” “PLANS,” “INTENDS,” “MAY,” “COULD,” “MIGHT,” “WILL,” “SHOULD” OR OTHER WORDS THAT CONVEY UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES TO IDENTIFY THESE FORWARD - LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO NUMEROUS IMPORTANT FACTORS, RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S CURRENT EXPECTATIONS, INCLUDING THE FOLLOWING: THE COMPANY’S CASH AND CASH EQUIVALENTS MAY NOT BE SUFFICIENT TO SUPPORT ITS OPERATING PLAN FOR AS LONG AS ANTICIPATED; THE RESULTS, COST AND TIMING OF THE COMPANY’S CLINICAL DEVELOPMENT PROGRAMS, INCLUDING ANY DELAYS TO SUCH CLINICAL TRIALS RELATING TO ENROLLMENT OR SITE INITIATION; CLINICAL RESULTS FOR THE COMPANY’S PRODUCT CANDIDATES INCLUDING RECONNECT TRIAL MAY NOT BE REPLICATED OR CONTINUE TO OCCUR IN ADDITIONAL TRIALS AND MAY NOT OTHERWISE SUPPORT FURTHER DEVELOPMENT IN A SPECIFIED INDICATION OR AT ALL; THE COMPANY’S PLANNED RECONNECT TRIAL MAY NOT BE DETERMINED TO BE SUFFICIENT TO SUPPORT AN NDA SUBMISSION; ACTIONS OR ADVICE OF THE U.S. FOOD AND DRUG ADMINISTRATION AND FOREIGN REGULATORY AGENCIES MAY AFFECT THE DESIGN, INITIATION, TIMING, CONTINUATION AND/OR PROGRESS OF CLINICAL TRIALS OR RESULT IN THE NEED FOR ADDITIONAL CLINICAL TRIALS; THE COMPANY’S ABILITY TO OBTAIN AND MAINTAIN REGULATORY APPROVAL FOR ITS PRODUCT CANDIDATES, AND THE LABELING UNDER ANY SUCH APPROVAL; AND THE COMPANY’S EXPECTATIONS REGARDING ITS ABILITY TO OBTAIN AND ADEQUATELY MAINTAIN SUFFICIENT INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES. THESE AND OTHER RISKS ARE DESCRIBED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE AT WWW.SEC.GOV. ANY FORWARD - LOOKING STATEMENTS THAT THE COMPANY MAKES IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE FORWARD - LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, AFTER THE DATE OF THIS PRESENTATION .

Zynerba Pharmaceuticals (NASDAQ: ZYNE) 3 A Rare/Near - Rare Neuropsychiatric Company • Deep pipeline targeting high unmet medical needs; translating into multi - billion dollar market opportunity with Zygel Ʀ (Cannabidiol Gel) • Focused on completing development of Zygel in Fragile X syndrome (FXS) • Confirmatory RECONNECT pivotal trial initiated September 2021, with topline results expected 2H 2023 • Company guidance on path forward in three additional neuropsychiatric indications by end of 2021 following evaluation and prioritization of development plans: • Autism spectrum disorder (ASD) – Phase 2 complete • 22q11.2 deletion syndrome (22q) – Phase 2 ongoing • Developmental and epileptic encephalopathies (DEE) – Phase 2 complete • Experienced team with development and commercial expertise in transdermal delivery, orphan diseases, neurology, and psychiatry • Cash runway expected to be sufficient to fund operations and capital requirements well into 1H 2024

Deep Clinical Pipeline & Near - term Milestones 4 Zygel Cannabidiol Gel *Orphan Drug and Fast Track designation **Orphan Drug designation Expected Milestones Topline results expected 2H 2023 Company guidance on path forward by end of 2021 Screening of patients has resumed; timing for top line results TBD when enrollment complete Finalize target syndrome selection in 2021 Indication Preclinical Phase 1 Phase 2 Fragile X Syndrome (FXS)* Pivotal BRIGHT: Topline data released BELIEVE: Data published 9/3/21 in JAMA Network Open Developmental and Epileptic Encephalopathies (DEE) Autism Spectrum Disorder (ASD) INSPIRE: Ongoing RECONNECT: Pivotal confirmatory trial initiated 22q Deletion Syndrome (22q)**

Neuropsych Indications Differentiated Formulation delivers Cannabidiol through the epidermis and into the circulatory system Zygel (ZYN002) Cannabidiol Gel 5 Unique Mechanism of Action First & only patent - protected (2038), permeation - enhanced, pharmaceutically - produced cannabidiol gel Transdermal Cannabidiol modulates multiple receptors and mediates numerous pathways, including the endocannabinoid pathway Potential utility in rare / near - rare neuropsychiatric conditions

Fragile X Syndrome (FXS)

FXS

- Rare genetic developmental disability
- Leading known cause of both inherited intellectual disability and ASD
- No approved drugs indicated for FXS
- Symptoms linked to deficiencies in the endocannabinoid system (ECS)
- Mutation impacts *FMR1* gene and causes ECS dysregulation, causing core cognitive, social, and behavioral symptoms of FXS
  - Easily identified mutation manifests as multiple CGG repeats in *FMR1* (full mutation = >200 repeats)
- U.S. patents provide IP protection to 2038

~70K U.S. patients with full mutation FXS

Role of *FMR1* Methylation

- *FMR1* gene codes for production of FMRP* which is vital to synapse development
- Methylation of *FMR1* also plays a role in determining functionality of the gene
  - When methylation of *FMR1* silences the gene, no FMRP is produced: Systems and processes affected by FMRP become dysregulated
- ~60% of patients are believed to fall into the completely methylated category

~40K U.S. patients with complete methylation

FXS is routinely diagnosed by assessing (1) CGG repeats and (2) methylation status

*FMR Protein; RNA-binding protein that helps regulate synaptic development and plasticity

6

CONNECT-FX Trial Design

Clinical study Of CaNNabidiol in ChildrEn and AdolesCenTs with Fragile X (CONNECT-FX)

DBPC: Complete	48 months: Ongoing
14 weeks Three through 17 years of age **Zygel (n=110; 72*)** **250 mg daily** **500 mg daily** (weight-based dose) **Placebo (n=102; 65*)** Mirrored Zygel administration Patients randomized (1:1) to receive either Zygel or placebo	→ **Open label extension (OLE)**

*Patients with complete methylation of their *FMR1* gene (137 total ~ 65% of trial population)

7

CONNECT - FX 8 • Primary endpoint: • Change from baseline to end of treatment in ABC - C FXS Social Avoidance subscale • Key secondary endpoints: • Change from baseline to end of the treatment in • ABC - C FXS Irritability subscale score • ABC - C FXS Socially Unresponsive/Lethargic subscale score • Improvement in Clinical Global Impression (CGI - I) at end of treatment, anchored to FXS behaviors • Aligned with FDA’s ‘Voice of the Patient’ Guidance • Captured qualitative data on clinical relevance of FXS behaviors Endpoints and Data Collected

CONNECT-FX Results: Complete *FMR1* Methylation

Consistent Improvements Observed with Zygel vs. Placebo

ABC-C_{FXS} Social Avoidance subscale

40% median percent improvement in socially avoidant behaviors (*p*=0.027*)



Primary endpoint
Caregiver reported behavioral change
Clinically meaningful improvements in behavior
Clinician reported improvements in behavior

Caregiver Global Impression of Change

Any Improvement
Zygel vs placebo

Social interaction
63% vs 37% (*p*=0.005*)

Irritable/Disruptive Behaviors
54% vs 33% (*p*=0.027*)

Social Avoidance/Isolation
58% vs 46% (*p*=0.195)

Overall behavior
61% vs 46% (*p*=0.100)

Clinically meaningful improvement on drug

Significantly more pts achieved a clinically meaningful change
Zygel vs placebo

Social Avoidance (≥ 3 points)
56% vs 37% (*p*=0.030*)

Irritability (≥ 9 points)
37% vs 26% (*p*=0.232)

Clinical Global Impression of Improvement (anchored)**

Any Improvement
Zygel vs placebo
50% vs 36%
(*p*=0.128)

* Statistically significant
** Not specific to Social Avoidance

N=136 patients with complete methylation

9

CONNECT - FX: Safety 10 • Zygel was very well tolerated • No serious or severe adverse events reported during the trial • All treatment - emergent adverse events (TEAEs; any event, whether unrelated or related to study drug) were mild or moderate • Most common treatment - related TEAE: application site pain • Zygel: 6.4%; placebo: 1.0% • Seven total psychiatric disorder TEAEs; 5 were in placebo group • Laboratory values for chemistry and hematology comparable between placebo and Zygel groups; no clinically relevant abnormalities in either group • No clinically significant changes to liver function tests

RECONNECT Trial Design

Randomized, Double-Blind, Placebo-Controlled, Multiple-Center, Efficacy and Safety Study of ZYN002 Administered as a Transdermal Gel to Children and Adolescents with Fragile X Syndrome

DBPC: Initiated	24 months: Planned
18 weeks **Three through 17 years of age** **Zygel (n~100; 80*)** **250 mg daily (≤30kg)** **500 mg daily (>30kg)** **750 mg daily (>50kg)** (weight-based dose) **Placebo (n~100; 80*)** Mirrors Zygel administration Patients randomized (1:1) to receive either Zygel or placebo	→ **Open label extension (OLE)**

*Patients with complete methylation of *FMR1* gene

11

Primary endpoint • Change from baseline to end of treatment in ABC - C FXS Social Avoidance subscale in patients who have complete (100%) methylation of the FMR1 gene Secondary endpoints • Change from baseline to end of treatment in: • ABC - C FXS Irritability subscale in patients who have complete methylation • ABC - C FXS Social Avoidance subscale among all randomized patients (complete and partial methylation) • Percent of patients: • Any improvement on the Caregiver Global Impression of Change ( CaGI - C) for Social Interactions among patients with complete methylation • Rated as improved on the Clinical Global Impression - Improvement (CGI - I) scale among patients with complete methylation 12 Trial Design

Key study design elements • 18 week trial design will allow us to evaluate improvement in behavioral symptoms over time • Added a third dosing group of 750 mg for individuals >50 kg to maintain appropriate dosing levels for patients • Made trial more patient and family friendly than CONNECT – FX trial – virtual visits, fewer assessments administered, reduced frequency of lab and ECG tests, provided each family an electronic tablet for recording of assessments and skin diaries 13 Trial Design

14 • Near - rare disorder • Symptoms include irritability; anxiety, restricted, repetitive patterns of behavior; impairments in social communication; deficits in verbal and non - verbal communication; deficits in developing, understanding and maintaining relationships • Most diagnosed after age 4; can be diagnosed as early as age 2 ௗ • Significant unmet medical need • Accelerating rate of diagnosis but only two FDA approved products; both atypical antipsychotics • Neither address the key symptoms of social impairment and anxiety • Results from clinical trials of Zygel suggest spectrum of activity against core behaviors • Newer studies suggest ASD is linked to disruption of the ECS • Altered anandamide signaling may contribute to ASD - related social and communication impairments • ECS system modulates many cellular functions and molecular pathways altered in ASD • Cannabidiol may modulate the EC system and improve certain autism - related behaviors • Evidence suggests that cannabidiol may improve social avoidance and anxiety Autism Spectrum Disorder (ASD) Rationale for Developing Zygel in ASD ASD U.S. patents provide IP protection to 2038 ~1M U.S. children and adolescents with ASD

BRIGHT Phase 2 Trial in ASD

Open-LaBel ToleRabIlity and Efficacy Study of ZYN002 Administered as a Transdermal Gel to CHildren and AdolescenTs with Autism Spectrum Disorder

14 weeks: COMPLETE	24 Weeks
37 pts with moderate-to-severe ASD enrolled Three through 17 years of age	
Screening → **Zygel** 14 Weeks →	**Open label extension**
Weight based dosing: 250 mg to 500 mg daily	

Efficacy assessments (primary efficacy assessment = week 14 vs baseline)

- Aberrant Behavior Checklist (ABC-C)
- Parent Rated Anxiety Scale – Autism Spectrum Disorder (PRAS-ASD)
- Autism Parenting Stress Index
- Autism Impact Measure (AIM)
- Clinical Global Impression – Improvement (CGI-I) and Severity (CGI-S)
- Qualitative Caregiver Reported Behavioral Problems Survey

15

16 16 Results of BRIGHT Phase 2 Trial Autism symptom frequency and impact Parental stress Qualitative caregiver assessments Severity of anxiety Primary efficacy objective ABC - C subscales % improvement Irritability: 39.1% ( p <0.0001*) Inappropriate Speech: 42.5% ( p =0.0002*) Stereotypy: 39.1% ( p <0.0001*) Social Withdrawal: 36.4% ( p <0.0001*) Hyperactivity: 35.6% ( p <0.0001*) Qualitative Caregiver Behavioral Problems Survey % Improvements Behavioral: 69% improved Social: 63% improved Emotional: 72% improved Autism Parenting Stress Index Mean improvement of 38.9% ( p<0.0001 *) Parent Rated Anxiety Scale for ASD (PRAS - ASD) Mean improvement of 46% ( p <0.0001*) * Statistically significant Autism Impact Measure (AIM) % improvement Atypical behavior: 34.1% ( p <0.001*) Communication: 19.7% ( p <0.001*) Peer interaction: 19.8% ( p <0.001*) Repetitive behavior: 32.1% ( p <0.0001*) Social reciprocity: 10.7% ( p =0.0053*) Statistically Significant Results at Week 14 Compared to Baseline Full data available in May 26, 2020 and October 15, 2020 press releases

17 *Lower values reflect improvement in each ABC - C subscale. Mean Scores and Percent Improvement Through Week 38* 31.6 7.4 12.7 27.6 36.1 14.3 4.0 6.2 14.0 19.5 13.3 3.8 4.8 10.9 16.8 0 10 20 30 40 Irritability Inappropriate Speech Stereotypy Social Withdrawal Hyperactivity Baseline Week 14 Week 38 ABC - C Subscale Score 61.2% ( P <0.0001) 59.6% ( P <0.0001) 53.4% ( P <0.0001) 56.1% ( P <0.0001) 50.5% ( P< 0.0001) n=18 BRIGHT Phase 2 Trial in ASD Statistically Significant Improvements from Baseline In All ABC - C Subscale Scores Sustained Through Week 38 1 1 18 of 27 patients that completed week 14 demonstrated ≥35% improvement in the ABC - C at week 14 and were allowed to continue treatment for additional 24 weeks.

• Well tolerated and consistent with previously released data at week 14 and week 38, compared to baseline • Approximately half the patients experienced a treatment - emergent adverse event (TEAE; any event, whether unrelated or related to study drug): 49% through week 14 and 54% at week 38 • Most were mild and transient • Only 14% and 19% of patients experienced a treatment - related AE at week 14 and week 38, respectively • All application site - related at week 14 • Most application site - related and 1 each of sleep disorder, increased appetite and pollakiuria at week 38 • No severe or serious AEs reported during the 38 - week trial 18 Well Tolerated Safety Profile in BRIGHT Trial in ASD

Next Steps in ASD Program 19 • In 1H 2021, Zynerba discussed data supporting the potential efficacy of Zygel in ASD, including the results of the Phase 2 BRIGHT trial, with the FDA to determine the regulatory path forward • Positive guidance from FDA included agreement on utilizing the irritability subscale of the Aberrant Behavior Checklist – Community (ABC - C) as the primary endpoint to support an indication for the treatment of irritability in ASD • Company guidance on path forward by end of 2021 • Present additional data at future medical meetings

20 • Rare disorder; most common contiguous gene deletion syndrome • Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy • Neuropsychiatric illnesses (anxiety disorders, ASD) and learning disabilities common • 22q associated with increased anxiety, withdrawn behavior and social interaction problems • Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders • 25 - fold increased risk of developing schizophrenia • No drugs currently approved to treat 22q • Overlapping target symptoms in FXS and ASD have been shown to respond to Zygel in trials to date • Cannabidiol may treat neuropsychiatric symptoms due to activity as: • Modulator of endocannabinoid system • Agonist at serotonin 1A receptors • Antagonist at GPR55 receptors • Phase 2 trial underway in pediatric and adolescent patients with 22q • Enrollment delayed due to COVID - 19 restrictions in Australia; screening has resumed in March 2021 and an additional clinical site in US has been initiated; topline results timeline to be announced following completion of enrollment 22q11.2 Deletion Syndrome (22q) Rationale for Developing Zygel in 22q 22q Orphan Drug designation for treatment of 22q ~81K U.S. patients with 22q

INSPIRE Phase 2 Trial in 22q

Assessing the Impact of Zygel (Transdermal Cannabidiol Gel) on Pediatric Behavioral and Emotional Symptoms of 22q11.2 Deletion Syndrome

14 Weeks	24 Weeks
Target: 20 patients Six through 17 years of age	
Screening → **Zygel** 14 Weeks	→ **Open label extension**
Weight based dosing: 250 mg to 500 mg daily	

Efficacy assessments (week 14 vs baseline) include:

- Aberrant Behavior Checklist-Community (ABC-C)
- Anxiety, Depression and Mood Scale (ADAMS)
- Qualitative Caregiver Reported Behavioral Problem Survey
- Clinical Global Impression – Severity and Improvement

21

22 • Group of rare / ultra rare childhood - onset epilepsies with impaired or regressed developmental progress • Cognitive impairment, psychiatric problems, and behavioral disturbances are phenotypic • Medically fragile population • Comorbidities include cerebral palsy, chronic respiratory infections, gait disturbances, movement disorders, scoliosis, and feeding problems • Includes wheelchair bound individuals, feeding tubes • Most common and debilitating seizure types: • Focal impaired - awareness (FIAS) – complex partial • Focal to bilateral tonic - clonic and generalized tonic - clonic (TCS) – convulsive seizures (CS) • Strong positive data observed in open label BELIEVE trial • Due to the heterogeneity of DEE patients, FDA suggests pursuing individual syndromes rather than considering DEE as a single condition • Evaluation of potential target indication(s) is ongoing • Expect to finalize target syndrome selection in 2021 in one or more DEE syndromes • Company guidance on path forward by end of 2021 Developmental and Epileptic Encephalopathies (DEE) Developing Zygel in DEE DEE

BELIEVE Phase 2 Trial in DEE 23 Open La B el Study to Assess the Safety and E fficacy of ZYN002 Administered as a Transderma L Gel to Ch I ldren and Adol E scents with De V elopmental and E pileptic Encephalopathy 48 patients enrolled Three through 17 years of age Screening Maintenance 22 Weeks Titration 4 Weeks Open label extension Weight based dosing: Six months: COMPLETE Six months Zygel 250 mg to 1000 mg daily

24 24 Results of BELIEVE Phase 2 Trial Clinically Meaningful Improvements in FIAS / TCS and QoL vs. Baseline ≥35% and ≥50% responders Reductions in seizures in patients with ASD Improved Sleep Qualitative assessments Primary efficacy objective Median % Reductions in Seizures Month 3 (n=33): 44% Month 6 (n=29): 51% Month 9 (n=18): 60% Month 12 (n=18): 73% ELDQOL Statistically significant reductions in subscale scores for seizure severity, behavior, and mood ( p <0.01) Median % Reductions in Seizures: Comorbid ASD Month 3 (n=10): 45% Month 6 (n=10): 59% Month 9 (n=8): 67% Month 12 (n=8): 74% % of patients with ≥35% and ≥50% Reductions in FIAS and TCS ≥35% reductions Month 3: 58% Month 6: 62% Month 12: 89% Sleep Disturbance Scale for Children (SDSC) % Improvement Statistically significant improvements observed in Total Score: 36%; p =0.012 Disorders of initiating/maintaining sleep: 22%; p =0.006 Disorders of arousal/nightmares: 100%; p =0.031 Sleep wake transition disorder: 31%; p =0.030 ≥50% reductions Month 3: 46% Month 6: 55% Month 12: 83% Full data available in September 18, 2019 and December 4, 2020 press releases Caregiver Feedback Verbatim feedback included improved vitality, concentration and cognition, and school improvement

25 • Tolerability profile consistent with the safety database for Zygel • Most treatment - emergent adverse events (TEAEs) (any event, whether unrelated or related to study drug) were mild or moderate • Two SAEs deemed possibly drug - related (LRTI and status epilepticus) • No drug - related clinically significant changes in vital signs, ECGs, or laboratory findings BELIEVE Safety Zygel Well Tolerated over 12 months: No Safety Signal Identified

BELIEVE Phase 2 Trial in DEE

Results Published in *JAMA Network Open*, September 3, 2021

***"Safety and tolerability of transdermal cannabidiol gel in children with developmental and epileptic encephalopathies: A nonrandomized controlled trial"*[1]**

JAMA Network | Open

- The authors concluded that Zygel was safe, well tolerated, and was associated with reductions in focal impaired awareness seizures (FIAS) and tonic-clonic seizure (TCS) frequency and disease burden
- The authors further noted:
    - Incidence of adverse events likely due to high baseline rate of complex morbidities & seizure severity, and to the relatively long trial duration
    - Low rate of GI AEs potential benefit of transdermal delivery
    - Study findings highlight important benefits beyond seizure reduction that improve overall quality of life for patients and families

[1]https://protect-us.mimecast.com/s/0nw7CQWN6DsJj1nMlxLa2a?domain=jamanetwork.com

26

Financial Strength 27 • Clean balance sheet • No debt, 41.2M shares outstanding (as of November 11, 2021) • Cash and cash equivalent position of $ 75.6M as of September 30, 2021 • Cash runway expected to be sufficient to fund operations and capital requirements well into the first half of 2024

Deep Clinical Pipeline & Near - term Milestones 28 Zygel Cannabidiol Gel *Orphan Drug and Fast Track designation **Orphan Drug designation Expected Milestones Topline results expected 2H 2023 Company guidance on path forward by end of 2021 Screening of patients has resumed; timing for top line results TBD when enrollment complete Finalize target syndrome selection in 2021 Indication Preclinical Phase 1 Phase 2 Fragile X Syndrome (FXS)* Pivotal BRIGHT: Topline data released BELIEVE: Data published 9/3/21 in JAMA Network Open Developmental and Epileptic Encephalopathies (DEE) Autism Spectrum Disorder (ASD) INSPIRE: Ongoing RECONNECT: Pivotal confirmatory trial initiated 22q Deletion Syndrome (22q)**

Corporate Overview November 2021